UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 2, 2020

Ameri Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38286	95-4484725
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4080 McGinnis Ferry Road, Suite 1306 Alpharetta, Georgia	30005
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (770) 935-4152

5000 Research Court, Suite 750, Suwanee, Georgia, 30024
(Former Name or Former Address, If Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock $0.01 par value per share	AMRH	The NASDAQ Stock Market LLC
Warrants to Purchase Common Stock	AMRHW	The NASDAQ Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01. Entry into a Material Definitive Agreement.

Registered Offering

On June 2, 2020, Ameri Holdings, Inc., a Delaware corporation (the “Company”), entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain purchasers named therein (the “Purchasers”), pursuant to which the Company agreed to issue and sell, in a registered direct offering (the “Registered Offering”), 862,500 shares (the “Shares”) of the Company’s common stock, par value $0.01 per share (the “Common Stock”), at an offering price of $2.00 per Share.

The Registered Offering resulted in gross proceeds of approximately $1.725 million before deducting the placement agent’s fees and related offering expenses. The Shares were offered by the Company pursuant to a prospectus supplement to the Company’s effective shelf registration statement on Form S-3 (Registration No. 333-233260), which was initially filed with the Securities and Exchange Commission (the “Commission”) on August 14, 2019, and was declared effective on November 19, 2019. The Registered Offering is expected to close on or about June 4, 2020, subject to the satisfaction of customary closing conditions.

The Purchase Agreement also contains customary conditions to closing, representations and warranties of the Company, and termination rights of the parties, as well as certain indemnification obligations of the Company.

The foregoing summary of the Purchase Agreement does not purport to be complete and is subject to, and qualified in its entirety to Exhibit 10.1 of this Current Report on Form 8-K, which exhibit is incorporated herein in its entirety by reference.

The Company is filing the opinion of its counsel, Sheppard, Mullin, Richter & Hampton LLP, relating to the legality of the issuance and sale of the Shares, as Exhibit 5.1 hereto and is incorporated by reference.

Pursuant to an engagement agreement, the Company engaged Palladium Capital Group, LLC (the “Placement Agent”) to act as the Company’s exclusive placement agent in connection with the Registered Offering. The Company has agreed to pay the Placement Agent a cash fee equal to 8.0% of the aggregate gross proceeds raised in the Registered Offering and a $17,250 non-accountable expense allowance.

The Company will also issue to the Placement Agent, or its designees, warrants (the “Placement Agent’s Warrants”) to purchase up to 60,375 shares of Common Stock, which represents 7.0% of the Shares sold in the Registered Offering. The Placement Agent’s Warrants have an exercise price of $2.20 per share, which represents 110% of the per share offering price of the Shares. The Placement Agent Warrants and the shares of Common Stock underlying the Placement Agent Warrants have not been registered under the Securities Act and have been issued in reliance on an exemption from the registration requirements of the Securities Act afforded by Section 4(a)(2) thereof.

Exchange of Convertible Notes; Exchange Agreement

On June 3, 2020, the Company entered into an Exchange Agreement with the holder of certain 8% unsecured convertible notes, which notes were originally issued on or about March 7, 2017 (the “Prior Notes”). Pursuant to the Exchange Agreement, the holder agreed to exchange the Prior Notes for a new convertible 1% debenture (the “Debenture”) in the aggregate principal amount of $2,265,342.46, which debenture is convertible into shares of common stock of the Company at a conversion price of $1.75 per share. After the exchange, there are no Prior Notes outstanding. The principal amount of the Debenture is equal to the principal amount of the Prior Notes and the accrued interest thereon.

The foregoing description of the Exchange Agreement, and Debenture is not complete and is qualified in its entirety by reference to the full text of the forms of the Exchange Agreement and Debenture, copies of which are filed as Exhibits 10.2 and 10.3, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.02 in its entirety. The Placement Agent Warrants and the shares of Common Stock underlying the Placement Agent Warrants and the Debenture and the shares of Common Stock underlying the Debenture have not been registered under the Securities Act and have been issued in reliance on an exemption from the registration requirements of the Securities Act afforded by Section 4(a)(2) thereof. Such securities may not be offered or sold in the United States in the absence of an effective registration statement or exemption from applicable registration requirements.

Item 8.01 Other Events.

On June 2, 2020, the Company issued a press release announcing that its proposed amalgamation partner Jay Pharma Inc. received institutional review board approval by Rabin Medical Center in Petah Tikva, Israel for a Phase I/II clinical trial investigating Jay Pharma’s proprietary cannabidiol formulation for the treatment of glioblastoma multiforme. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

In connection with the Registered Offering, on June 3, 2020, the Company issued a press release announcing the pricing of the Registered Offering. A copy of the press release announcing the pricing of the Registered Offering is filed as Exhibit 99.2 hereto and is incorporated by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

5.1	Opinion of Sheppard, Mullin, Richter & Hampton, LLP

10.1	Form of Securities Purchase Agreement

10.2	Form of Exchange Agreement

10.3	Form of Debenture

99.1	Press Release, dated June 2, 2020

99.2	Press Release, dated June 3, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 4, 2020	AMERI HOLDINGS, INC.

	By:	/s/ Barry Kostiner
	Name:	Barry Kostiner
	Title:	Chief Financial Officer

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